                                                                   Exhibit 10.14


                     AMENDMENT NUMBER TWO TO LOAN AGREEMENT


     THIS AMENDMENT NUMBER TWO TO LOAN AGREEMENT (this "Amendment"), dated as of May 18, 2001, is entered into by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), in light of the following:


                               W I T N E S S E T H

     WHEREAS, the Borrowers and the Lender Group are parties to that certain Loan Agreement, dated as of March 31, 2000, as amended by that certain Amendment Number One to Loan Agreement dated as of March 28, 2001 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

     WHEREAS, the Borrowers have requested that the Lender Group consent to the amendment of the Loan Agreement to, among other changes, amend the financial covenants; and

     WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.  AMENDMENTS TO LOAN AGREEMENT.

          (a) Section 5.3 of the Loan Agreement is hereby amended by inserting the following immediately before the period appearing at the end of said section:

               "; except in each case to the extent that the rights granted pursuant to the Rights Agreement have been redeemed in accordance with
          Section 23 thereof"

          (b) Section 7.8(d) of the Loan Agreement is hereby amended by inserting the following immediately before the period appearing at the end of said section:

               ", except that Parent may at any time redeem the rights granted pursuant to the Rights Agreement in accordance with Section 23 thereof"

          (c) Section 7.10 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          "7.10 CONSIGNMENTS. Consign any Inventory or sell any Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale, or, except in connection with the businesses of brokering, or entering into tolling agreements regarding, scrap metal, have possession of any property on consignment to an Obligor; provided, however, that the foregoing shall not prevent the Obligors from consigning Inventory to third Persons, so long as (a) Administrative Borrower shall have given 10 days prior written notice to Agent of the proposed consignee, (b) on or prior to any such consignment, Administrative Borrower shall have provided such evidence as Collateral Agent may reasonably request demonstrating that the applicable Obligor shall have taken such steps as may be necessary so as to ensure that such consigned Inventory is not subject to the claims of the applicable consignee's creditors, including without limitation, segregating the consigned Inventory and filing such financing statements or other filings reflecting the applicable Obligor, as consignor, and the applicable third Person, as consignee, as may be appropriate, (c) prior to delivering any Inventory to the proposed consignee, the applicable Obligor provides any financing statements or other filings necessary to perfect and continue perfected the Collateral Agent's Liens on such consigned Inventory, (d) the aggregate amount of consigned Inventory does not exceed $30,000,000 at any one time outstanding, and (e) the aggregate amount of consigned Inventory held by Keystone Steel and Wire Company does not exceed $10,000,000 at any one time outstanding, and the aggregate amount of consigned Inventory held by any other individual consignee does not exceed $5,000,000 at any one time outstanding."

          (d) Section 7.11 of the Loan Agreement is hereby amended by inserting the following proviso immediately before the period appearing at the end of said section:

               "provided, however, that, notwithstanding any other provision of this Agreement or any other Loan Document, Parent may at any time redeem the rights granted pursuant to the Rights Agreement in accordance with Section 23 thereof"

         (e) Section 7.19(a) of the Loan Agreement hereby is amended by deleting the table appearing in said Section and inserting the following table in lieu thereof:

                     FISCAL QUARTER ENDING                        MINIMUM EBITDA
                    -----------------------                       --------------
                    for the 12 months ended                        $37,600,000
                         March 31, 2001

                    for the 12 months ended                        $44,600,000
                         June 30, 2001

                    for the 12 months ended                        $55,100,000
                       September 30, 2001

                    for the 12 months ended                        $70,200,000
                       December 31, 2001

                     FISCAL QUARTER ENDING                        MINIMUM EBITDA
                    -----------------------                       --------------

                    for the 12 months ended                        $86,200,000
                         March 31, 2002

                    for the 12 months ended                        $94,800,000
                         June 30, 2002
                                                                   $95,500,000
                    for the 12 months ended
                       September 30, 2002


3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

     (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (b) Agent shall have received a fee, for the ratable benefit of the Lender Group, of $700,000 in cash or by wire transfer of immediately available funds;

     (c) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor;

     (d) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment, except that the documents required to be delivered to the Agent pursuant to
Section 6.3(a) of the Loan Agreement with respect to the month of March 2001 have not yet been delivered; and

     (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrowers, Guarantors, or the Lender Group.

4. CONDITIONS SUBSEQUENT. The satisfaction of the following on or before the date set forth below shall constitute a condition subsequent to the effectiveness of this Amendment and each and every provision hereof (the failure by Borrowers to so perform or cause to be performed constituting an Event of Default): Agent shall have received a fully executed tri-party blocked account agreement with respect to each Collection Account (including without limitation account numbers 74-89218 and 02-87709 at Canadian Imperial Bank of Commerce) on or before the date which is thirty (30) days after the date of this Amendment.

5. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.  MISCELLANEOUS.

     (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.


                                        [Signature page follows.]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                        PHILIP SERVICES CORPORATION,
                                        a Delaware corporation

                                        PSC BY-PRODUCTS SERVICES, INC.,
                                        a Delaware corporation

                                        PSC INDUSTRIAL OUTSOURCING, INC.,
                                        a Delaware corporation

                                        PSC METALS, INC.,(1)
                                        an Ohio corporation

                                        PHILIP INDUSTRIAL SERVICES (USA), INC.,
                                        a Delaware corporation

                                        REPUBLIC ENVIRONMENTAL RECYCLING
                                        (NEW JERSEY), INC.,
                                        a Delaware corporation

                                        NORTHLAND ENVIRONMENTAL, INC.,
                                        a Delaware corporation

                                        SOLVENT RECOVERY CORPORATION,
                                        a Missouri corporation

                                        PHILIP ENVIRONMENTAL SERVICES
                                        CORPORATION,
                                        a Missouri corporation

                                        COUSINS WASTE CONTROL CORPORATION,
                                        An Ohio corporation

                                        21ST CENTURY ENVIRONMENTAL
                                        MANAGEMENT, INC. OF NEVADA,
                                        a Nevada corporation

                                        21ST CENTURY ENVIRONMENTAL
                                        MANAGEMENT, INC. OF RHODE ISLAND,
                                        a Rhode Island corporation

---------------
     (1) Mr. Brindley is Treasurer of this Corporation.

                                        CHEMICAL POLLUTION CONTROL, INC.
                                        OF NEW YORK - A 21ST CENTURY
                                        ENVIRONMENTAL MANAGEMENT COMPANY,
                                        a New York corporation

                                        BURLINGTON ENVIRONMENTAL INC.,
                                        a Washington corporation

                                        REPUBLIC ENVIRONMENTAL SYSTEMS
                                        (PENNSYLVANIA), INC.,
                                        a Pennsylvania corporation

                                        CHEMICAL POLLUTION CONTROL, INC.
                                        OF FLORIDA - A 21ST CENTURY
                                        ENVIRONMENTAL MANAGEMENT COMPANY,
                                        a Florida corporation

                                        RESOURCE RECOVERY CORPORATION,
                                        a Washington corporation

                                        REPUBLIC ENVIRONMENTAL SYSTEMS
                                        (TRANSPORTATION GROUP), INC.,
                                        a Pennsylvania corporation

                                        CHEM-FREIGHT, INC.,
                                        an Ohio corporation

                                        NORTRU, INC.,
                                        a Michigan corporation

                                        CHEMICAL RECLAMATION SERVICES, INC.,
                                        a Texas corporation

                                        PHILIP RECLAMATION SERVICES,
                                        HOUSTON, INC.,
                                        a Texas corporation

                                        THERMALKEM INC.,
                                        a Delaware corporation

                                        ALLWORTH, INC.,
                                        An Alabama corporation

                                        RHO-CHEM CORPORATION,
                                        a California corporation

                                        CYANOKEM INC.,
                                        a Michigan corporation

                                        INTERNATIONAL CATALYST, INC.,
                                        a Nevada corporation

                                        ALLWASTE TANK CLEANING, INC.,
                                        a Georgia corporation

                                        CAPPCO TUBULAR PRODUCTS USA, INC.,
                                        a Georgia corporation

                                        PHILIP METALS (NEW YORK), INC.,
                                        a New York corporation

                                        TOTAL REFRACTORY SYSTEMS, INC.,
                                        a Nevada corporation

                                        PHILIP SERVICES/NORTH CENTRAL, INC.,
                                        an Iowa corporation

                                        RMF GLOBAL, INC.,
                                        an Ohio corporation

                                        JESCO INDUSTRIAL SERVICE, INC.,
                                        a Kentucky corporation

                                        PHILIP METALS (USA), INC.,
                                        an Ohio corporation

                                        PHILIP METALS RECOVERY (USA) INC.,(2)
                                        an Arizona corporation

                                        ACE/ALLWASTE ENVIRONMENTAL
                                        SERVICES OF INDIANA, INC.,
                                        an Illinois corporation

                                        LUNTZ ACQUISITION (DELAWARE)
                                        CORPORATION,
                                        a Delaware corporation

                                        SERV-TECH EPC, INC.,
                                        a Nevada corporation

---------------
     (2) We draw your attention to the fact that this Corporation is not currently in good standing. Immediate steps have been taken to resolve this.

                                        PSC INDUSTRIAL SERVICES, INC.,
                                        a Delaware corporation

                                        PHILIP SERVICES PHENCORP
                                        INTERNATIONAL INC.,
                                        a Delaware corporation

                                        PHILIP TRANSPORTATION AND
                                        REMEDIATION, INC.,
                                         a California corporation

                                        DELTA MAINTENANCE, INC.,
                                        a Louisiana corporation

                                        PHILIP SERVICES CECATUR HOLDINGS LLC,
                                        a Delaware Limited Liability Company

                                        PHILIP SERVICES CECATUR INC.,
                                        a Delaware corporation

                                        PHILIP SERVICES (PHENCORP) LLC,
                                        a Delaware Limited Liability Company

                                        PSC RECOVERY SYSTEMS, INC.,
                                        a Georgia corporation

                                        REPUBLIC ENVIRONMENTAL SYSTEMS
                                        (TECHNICAL SERVICES GROUP), INC.,
                                        a New Jersey corporation

                                        PHILIP INDUSTRIAL SERVICES, INC.,
                                        a Delaware corporation a successor in
                                        interest to Philip Industrial Services
                                        (USA), Inc.

                                        RMF INDUSTRIAL CONTRACTING, INC.,
                                        a Michigan corporation


                                        By: /s/ Kevin F. Brindley
                                            ------------------------------------
                                            Kevin F. Brindley
                                            Vice President and Treasurer of each
                                            of the above listed entities

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation, as Agent
                                        and as a Lender


                                        By: /s/ Theresa M. Bolich
                                            ------------------------------------
                                            Name:  Theresa M. Bolich
                                            Title: Vice President

                                        FOOTHILL INCOME TRUST L.P.,
                                        a Delaware limited partnership,
                                        as a Lender

                                        By: FIT GP, LLC, its general partner


                                        By: /s/ Dennis R. Ascher
                                            ------------------------------------
                                            Its: Managing Member



                                        FOOTHILL PARTNERS III, L.P.,
                                        a Delaware limited partnership,
                                        as a Lender


                                        By: /s/ Dennis R. Ascher
                                            ------------------------------------
                                            Its: Managing General Partner

                                        ABLECO FINANCE LLC,
                                        a Delaware limited liability company,
                                        as a Lender


                                        By: /s/ Mark Neporent
                                            ------------------------------------
                                            Name:  Mark Neporent
                                            Title: Vice President and
                                                   Chief Operating Officer

                                        MADELEINE LLC,
                                        a New York limited liability company,
                                        as a Lender


                                        By: /s/ Mark Neporent
                                            ------------------------------------
                                            Name:  Mark Neporent
                                            Title: Vice President and
                                                   Chief Operating Officer

                                        ARNOS CORPORATION,
                                        a Nevada corporation, as a Lender


                                        By: /s/ George Hebard
                                            ------------------------------------
                                            Name:  George Hebard
                                            Title: Vice President

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan Agreement by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of March 31, 2001, as amended by that certain Amendment Number One to Loan Agreement dated as of March 28, 2001 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement") or in Amendment Number Two to Loan Agreement, dated as of May 18, 2001 (the "Amendment"), among the Borrowers and Lender Group. The undersigned hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.


                                        [signature page follows]

     IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

                                        PHILIP SERVICES INC.,
                                        an Ontario corporation


                                        By: /s/ Kevin F. Brindley
                                            ------------------------------------
                                            Name:  Kevin F. Brindley
                                            Title: Secretary and Treasurer



                                        PHILIP ANALYTICAL SERVICES INC.,
                                        an Ontario corporation


                                        By: /s/ Kevin F. Brindley
                                            ------------------------------------
                                            Name:  Kevin F. Brindley
                                            Title: Secretary and Treasurer



                                        PHILIP INVESTMENT CORP.,
                                        an Ontario corporation


                                        By: /s/ Kevin F. Brindley
                                            ------------------------------------
                                            Name:  Kevin F. Brindley
                                            Title: Secretary and Treasurer



                                        RECYCLAGE D' ALUMINIUM INC.,
                                        a Canadian corporation


                                        By: /s/ Kevin F. Brindley
                                            ------------------------------------
                                            Name:  Kevin F. Brindley
                                            Title: Secretary and Treasurer

                                        ST DELTA CANADA, INC.,
                                        an Ontario corporation


                                        By: /s/ Kevin F. Brindley
                                            ------------------------------------
                                            Name:  Kevin F. Brindley
                                            Title: Secretary and Treasurer



                                        NORTRU, LTD.,
                                        an Ontario corporation


                                        By: /s/ Kevin F. Brindley
                                            ------------------------------------
                                            Name:  Kevin F. Brindley
                                            Title: Vice President and Treasurer



                                        ALLIES STAFFING LTD.,
                                        an Ontario corporation


                                        By: /s/ Kevin F. Brindley
                                            ------------------------------------
                                            Name:  Kevin F. Brindley
                                            Title: Secretary and Treasurer



                                        SERVTECH CANADA, INC.,
                                        a Canadian corporation


                                        By: /s/ Kevin F. Brindley
                                            ------------------------------------
                                            Name:  Kevin F. Brindley
                                            Title: Secretary and Treasurer



                                        ARC DUST PROCESSING (BARBADOS) LIMITED,
                                        a Barbados corporation


                                        By: /s/ Thomas J. Olsen
                                            ------------------------------------
                                            Name:  Thomas J. Olsen
                                            Title: Director

                                        PHILIP INTERNATIONAL DEVELOPMENT INC.,
                                        a Barbados corporation


                                        By: /s/ Thomas J. Olsen
                                            ------------------------------------
                                            Name:  Thomas J. Olsen
                                            Title: Director